UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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SunPower Corporation
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Your **Vote** Counts!

SUNPOWER CORPORATION

2022 Annual Meeting
Vote by May 11, 2022
11:59 PM ET

SUNPOWER®

SUNPOWER CORPORATION
51 RIO ROBLES
SAN JOSE, CA 95134

D73355-P67775

You invested in SUNPOWER CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2022.**

Get informed before you vote

View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 12, 2022
9:00 AM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/SPWR2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. The re-election of each of the nominated Class II directors on our Board of Directors. **Nominees:** 01) Catherine Lesjak 02) Vincent Stoquart	For
2. The approval, on an advisory basis, of the compensation of our named executive officers; and	For
3. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2022.	For

NOTE: In their discretion, Peter Faricy, Manavendra Sial, Regan MacPherson, or any of them, each with the power of substitution, are authorized to vote upon such other matter or matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D73356-P67775